Barclay’s CEO Energy-Power Conference September 11-12, 2013 Drilling the Permian Basin Drilling the Permian Basin 3 Bone Spring • Wolfberry • Wolfcamp • Cline rd Exhibit 99.1

Forward-Looking Statements
This presentation (including associated oral commentary) contains statements expressing expectations of future plans, objectives, and performance that constitute forward-looking statements made pursuant to the Safe Harbor Provision of the
Private Securities Litigation Reform Act of 1995. Unless noted, these statements do not reflect possible or pending acquisitions, divestitures, or restructurings. Statements based on expectations are forward-looking statements that are dependent on certain events, risks, and uncertainties that could cause actual results to differ materially from those anticipated. A discussion of risks and uncertainties may be found in the Company’s periodic reports filed with the Securities and Exchange Commission (SEC).
You should not place undue reliance on any of the Company’s forward-looking statements. All forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable law.

Oil & Gas Quantities: Cautionary Statement
The SEC permits oil and gas companies to disclose in SEC filings only proved, probable, and possible reserves that meet the
SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. Outside SEC filings, the Company uses the terms “estimated ultimate recovery” or “EUR,”
reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are inherently more speculative than estimates of proved, probable, and possible reserves and are subject to substantially greater risk of actually being realized by the Company.
EUR estimates, potential drilling locations, and resource potential estimates have not been risked by the Company. Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling, and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval, and actual drilling results, as well as geological and mechanical factors. Estimates of unproved reserves, type/decline curves, per-well EUR, and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.

Energen Investment Highlights

Domestic asset base
High exposure to oil and NGL from 3P reserves
Large resource potential in Midland and Delaware basins
Permian Basin exploration
Permian Basin development
Double-digit oil and NGL production growth
Excellent hedges help protect cash flows
Strong balance sheet and financial capacity
Wolfcamp (horizontal)
Cline (horizontal)
Wolfberry (vertical)
3rd Bone Spring (horizontal)

Energen Profile

TX
Other:
7 MMBOE (1%)
San Juan Basin:
339 MMBOE (46%)
Permian Basin:
389 MMBOE (53%)
Farmington
Arcadia
CO
Birmingham
3P Reserves at YE12
by Area (excluding
BWB assets)
Midland
LA
NOTE: All data is as of YE12, (unless otherwise noted); YE12 and YE13e data have been restated to exclude Black Warrior Basin assets
NYSE: EGN
Shares Outstanding (6.30.13) 72.2 MM
Market Cap (9.5.13)                             4.9 B
Adjusted EBITDA (Non-GAAP) 801.8 MM
2013e Total Debt                                   1.8 B
Enterprise Value (9.5.13)                   6.7 B
PV10 Pre-tax                                           4.4 B
2013e Debt-to-Total Cap 39%
Reserves at YE12 (excluding BWB assets):
Proved Reserves 330.2 MMBOE
Probable Reserves 113.9 MMBOE
Possible Reserves 290.9 MMBOE
Total 3P Reserves 735.0 MMBOE
% Oil & NGL 57%
Production from continuing operations:
$
$
$
$
$
2012
2013e
MMBOE
MMBOE
22.0
24.3-24.7

Double-Digit Liquids Production Growth

16.6
18.4
22.0
24.5
Liquids production expected to
double from 2010 to 2013
Wolfberry, 3
rd
Bone Spring drive
2013 production growth
(MMBOE)
(MMBOE
)
*    Includes 0.1 MMBOE and 0.5 MMBOE in Midland and Delaware basins, respectively, for Wolfcamp production
NOTE: Production from continuing operations
1.9
2.2
2.6
3.5
10.6
8.8
6.3
5.1
9.6
9.9
10.6
10.4
2010
2011 2012
2013e
Midpoint
Gas Oil NGL
Midland Basin* Delaware
Basin*
Central Basin San Juan Basin Other
2011
2012
2013e Midpoint
2.3
3.5
5.4
0.6
2.9
4.9
4.9
4.8
4.3
9.6
9.9
9.3
1.0
0.9
0.6

2013e E&P Capital, Drilling Plans

Permian Basin
Wolfcamp
9 net wells
Wolfcamp
10 net wells
* Includes 2 net injector wells
Midland Basin
Wolfberry
Delaware Basin
3 Bone Spring
30 net wells
124 net wells
Other Permian
80 net wells*
9%
3%
46%
42%
Midland Basin - $460 MM
Delaware Basin - $425 MM
Central Basin - $85 MM
San Juan/Other - $30 MM
Capital Investment: $1,000 MM
Permian Development : $775 MM
Permian Exploration: $195 MM
San Juan /Other: $  30 MM
rd

$740
$760
$802
$907-
$937
Energen After-Tax Cash Flows
7
($MM)
E&P estimated development capital of
$805 MM approximates 2013e after-
tax cash flows from all operations
Approximately $160 million in
proceeds from sale of Black Warrior
Basin assets will help offset estimated
exploration capital of $195 MM
NOTE:  From all operations
$30
Utility BWB E&P E&P Range
$62
$49
$30
$20
$110
$119
$103 $101
$568
$592
$669
$786
2010 2011 2012 2013e

2013 Guidance

Exploration & Production Sensitivity to Commodity Prices
NOTE:  From continuing operations
Assumed prices unhedged volumes:
$4.00 gas • $90 oil • 86¢ NGL
Est. E&P expenses/BOE:
LOE: $ 11.45 - $ 11.65
Prod. Taxes $ 2.70 - $   2.80
DD&A: $ 19.15 - $ 19.55
G&A: $ 4.10 - $   4.30
Interest : $ 2.15 - $  2.25
Assumed unhedged basis differentials,
July-December
WTI Mid-Cushing $ 0.50
WTS Mid-Cushing $ 1.00
Gas basis $ 0.20
$400,000 for every $1 change from $90/barrel
OIL
NGL
GAS
$450,000 for every 1¢ change from 86¢ /gallon
$200,000 for every 10¢ change from $4.00/Mcf

CY2013e cash cost (continuing operations):
CY2013e net income break-even (continuing ops):
$19.00/barrel
$38.50/barrel
Hedges Minimize Price Risk
9
WTS Midland to WTI Cushing:  1.8 MMBO @ $3.00
WTI Midland to WTI Cushing: 2.1 MMBO @ $1.00
2H2013e
CY2014e
*  Basin-specific hedges converted to NYMEXe price by adding to them assumed San Juan and Permian basis differentials of 20¢/Mcf in 2013 and 2014.
Unhedged Gas
Unhedged Oil
Unhedged NGL
Hedged Gas
Hedged Oil
Hedged NGL
27% NGL Hedged
at $1.02
85% Gas Hedged at
NYMEXe $4.64
84% Oil Hedged  at
NYMEXe $91.47
2H2013e
Hedged
Volumes
Hedge %
(based on estimated
production midpoint from
continuing operations)
Average
Price*
Oil
NGL
Gas
4.8 MMBO
23.4 MMgal
27.3 Bcf
84%
27%
85%
$
$
$
91.47
1.02
4.64
Hedge Volumes
Average Price*
$
$
92.64
4.60*
MMBO
Bcf
9.8
51.8
Oil
Gas
73% of 2H2013e production hedged

3P Reserves Total 735 MMBOE (Adjusted)

Proved Reserves by Product
(Excludes Black Warrior Basin assets)
232
277
320
330
3P Reserves by Area @ YE12
(Excludes Black Warrior Basin assets)
Midland Basin
Delaware Basin
San Juan Basin
Other
Resource Potential Not Included
Midland Basin Delaware Basin
Wolfberry downspacing Wolfcamp Shale
Cline Shale Avalon Shale
Wolfcamp shale*
* 100 net locations based on 160-acre spacing and 4,400’ lateral lengths included in YE12 possible reserves
56
54
41
30
78
103
130
155
119
136
133
124
2009
2010 2011
2012
Gas
Oil NGL
($MM)
1%
26%
6%
21%
46%
Central Basin

Permian
Overview
Legacy Assets
Major Acquisitions, 2009-12
Gaines
Dawson
Borden
Mitchell
Irion
Sterling
Glasscock
Reagan
Upton
Midland
Martin
Howard
Andrews
Yoakum
Northwest Shelf Northwest Shelf
Eastern Eastern
Shelf Shelf
Diablo Platform Diablo Platform
Marathon Ouachita Fad Belt Marathon Ouachita Fad Belt
Winkler
Ward
Loving
Reeves
Eddy
Lea
NEW MEXICO
TEXAS
Ozona Arch Ozona Arch
Total net acres:   300,000
$1B in acquisitions, 2009-12
Midland Basin
Wolfberry (V)
Wolfcamp shale (H)
Cline (H)
Delaware Basin
3    Bone Spring (H)
Wolfcamp shale (H)
Avalon shale (H)
Central Basin Platform:
San Andres (V)
Waterfloods (V)
Cline Play
Wolfberry Play
Wolfcamp Play
Wolfcamp Play
3   Bone Spring Focus Area
rd
rd
Central
Central
Basin
Basin
Platform
Platform
Delaware Basin
Delaware Basin
Midland Basin
Midland Basin

Gaines Borden
Andrews
Martin
Howard
Midland
Upton
Reagan
Sterling
Coke
Tom
Green
Glasscock
Dawson
Mitchell
Irion
Coke
Scurry
Tom
Green
Midland Basin
Slick water stimulations
Northern wells drilled to Mississippian
Atoka
Barnett
Mississippi Lime
Horizontal potential
63,000 net acres
27,000 net undeveloped acres
670 potential locations (40-acre spacing)
670 potential locations (20-acre infill)
NOTE: Energen acreage in yellow
2Q13 2-Stream Results
(62 net wells tested)
Avg. Peak 24-hr. IP :
Peak 30-day Avg.:
114 boepd  (78% oil)
96 boepd  (78% oil)
WOLFBERRY (VERTICAL)
Vertical Wolfberry: Rust Outline

Average Wolfberry Type Curve

NOTE: Based on slick water type curves and mix of 670 net well inventory
EUR: 190 MBOE
Working Interest: 100%
Net Revenue Interest: 75%
Drill & complete cost:
Post-plant product mix:
31% ROR (pre-tax)
$100/barrel
$4/MMBtu
40% realizations (NGL)
40-acre spacing
6-8 frac stages
160
140
120
100
80
60
40
20
0
0 6 12
18
24 30
36 42
48 54 60
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
$2.5 MM
60% oil/24% NGL/16% gas
Months

Midland Basin

Gaines Dawson
Borden
Andrews
Martin
Howard
Midland
Upton
Reagan
Mitchell
Irion
Sterling
Scurry
Glasscock
NOTE: Energen acreage in yellow
Lavaca 38 #101H – 3-Stream Results
Peak 24-hour IP:                 861 boepd (60% oil)
Peak 20-day Avg:                709 boepd (65% oil)
Lateral length:                     4,250’
Stimulation:                           Slick water
Vertical Wolfberry: Rust Outline
Cline Play:
Red Outline
Wolfcamp Play: Blue Outline
Lavaca 38 #101H – On production
Two additional Glasscock County wells
completing/flowing back
Progressively longer lateral lengths up to 7,500’
100 net wells/36 MMBOE booked as possible reserves
at YE12 (EUR: 460 MBOE, 4,400’ lateral length, 160-
acre spacing)
CLINE HORIZONTAL
87,000 net acres
1,085 potential locations (80-acre spacing)
70,000 net acres
2,005 potential locations (80-acre spacing)
9 net Wolfcamp test wells in 2013
WOLFCAMP HORIZONTAL

Midland Basin Wolfcamp, Cline Potential

870 70,000
800 64,000
335 27,000
1,085 87,000
Potential
Wells*
Net
Acres
3,090 Potential Locations*
* Based on 80-acre spacing
7,700’
8,050’
8,600’
9,050’
9,450’
9,800’
Wolfcamp A
Wolfcamp B
Wolfcamp C
Cline

3
rd
Bone Spring Type Curve
EUR: 475 MBOE
Working interest: 100%
Net Revenue Interest: 75%
Drill & complete:
$6.9 MM
Post-plant product mix:
66% oil/18% NGL/16% gas
66% ROR (pre-tax)
$100/barrel
$4/MMBtu
40% realizations (NGL)
4,400’ lateral lengths
10-11 frac stages
16
NOTE: Based on reserve type curves and remaining mix of wells in program
700
600
500
400
300
200
100
0
350
300
250
200
150
100
50
0
0 6 12 18 24 30 36 42
48
54 60
Months

Delaware Basin

3     BONE SPRING
2Q13 2-stream Results
Avg. Peak 24-Hr. IP (10 net): 1,035 boepd (70% oil)
Peak 30-day Avg.: (7 net):   695 boepd (68% oil)
NOTE: Energen acreage in yellow
Wolfcamp Play
Rust Outline
3    Bone Spring Focus
Area – Red Outline
114,000 net acres – 3,371 potential locations
10 net Wolfcamp test wells in 2013
E. J. Brady 56-1 #1H on production in Reeves Co.
University 28-21 #1H on production in Winkler Co.
Five wells currently in various stages of
drilling/completion/flow back
30,000 net acres
7,500 net undeveloped acres
46 potential locations (160-acre spacing)
WOLFCAMP
rd
rd
Loving
Reeves
Ward
Winkler
New Mexico
Texas

Loving
Reeves
Ward
Winkler
NOTE: Energen acreage in yellow
Delaware Basin Wolfcamp Results
18
University 28-21 #1H
University 39-17 #1H
E.J. Brady 56-1 #1H
Peak 24-hour IP (3 stream):
969 boepd (74% oil)
Peak 30-day Avg (3 stream):
653 boepd (74% oil)
Lateral length:   4,200’
Stimulation:       Slick water
Peak 24-hour IP (3 stream):
1,798 boepd (27% oil)
1,585 boepd (27% oil)
Lateral length:   3,800’
Stimulation:       Slick water
Peak 24-hour IP (3 stream):
Peak 20-day Avg (3 stream)
1,187 boepd (61% oil)
Peak 30-day Avg (3 stream)
950 boepd (60% oil)
Lateral length:   4,000’
Stimulation:       Hybrid
Wolfcamp Play
Rust Outline

Delaware Wolfcamp Potential
7,550’
8,450’
9,1 00’
9,600’
10,600’
11,900’
Wolfcamp A
Wolfcamp B
Wolfcamp C
Top of Pennsylvanian
Top of Delaware Mtn. Group
Avalon
19
1,427 114,127
1,364 109,114
580 46,379
Potential
Wells*
Net
Acres
3,371 Potential
Locations*
* Based on 80-acre spacing

Oil Price ROR Impact 20 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Bone Spring Wolfberry 40% 50% 66% 80% 19% 24% 31% 39% $80/Bbl; $4/MMBtu $90/Bbl; $4/MMBtu $100/Bbl; $4/MMBtu $110/Bbl; $4/MMBtu

San Juan Basin: Long-term Optionality
HBP
Oil phase
72,900 net undeveloped
acres
Wet gas phase
8,550 net undeveloped acres
Gas phase
58,300 net undeveloped
acres
WPX, Encana deem
“commercial” play
Niobrara Shale
Farmington
Encana
Colorado
New Mexico
Oil Phase
Wet Gas Phase
Dry Gas Phase
Encana wells
WPX wells

NOTE: Energen acreage in yellow

Annual Dividend Rate
31 Years of Dividend Growth

2008 2009 2010 2011 2012 2013
$0.48
$0.50
$0.52
$0.54
$0.56
$0.58
2013 dividend raised 3.6%
Alagasco funds dividend at utility payout 65%
ERC may make small payout contribution

Reasons to Invest in EGN 23 Liquids Focus Substantial Potential Drilling Inventory Double-digit Liquids Growth Significant Hedge Position Strong Cash Flows

ENERGEN Years Ended 12/31
($ in millions) 2010 2011 2012 2013e
Net income (GAAP) $ 291 $ 260 $ 254 $ 228 - $ 258
DD&A (including asset impairment) $ 248 $ 284 $ 441 $ 536 - $ 536
Deferred income taxes, net $ 134 $ 129 $ 124 $ 121 - $ 121
Other $  67 $     87 $ (17) 22 - 22
Consolidated after-tax cash flows (Non-GAAP) $ 740 $ 760 $ 802 $ 907 - $ 937
Less: AGC cash flows from operations $(110) $ (119) $ (103) $ (101) - $ (101)
Adj. cash flows from ops excl. AGC (Non-GAAP) $ 630 $ 641 $ 699 $ 806 - $   836
Note: 2013e data constitute forward-looking statements
The U.S. Securities and Exchange Commission (SEC) requires public companies to reconcile Non-GAAP financial measures to related GAAP measures. GAAP refers to generally accepted accounting principles.  After-tax Cash Flow (ATCF) is a Non-GAAP financial measure.  Energen believes ATCF is relevant as a measure of cash available to fund its capital expenditures, dividends, debt reduction, and other investments.
After-tax Cash Flow Reconciliation to GAAP

ENERGEN ($MM) Year Ended 12/31/12
Net income (GAAP) $ 253.6
Interest expense $ 65.6
Income tax expense $ 143.8
Depreciation, depletion and amortization $    419.6
EBITDA (Non-GAAP) $ 882.5
Adjustment for asset impairment $ 21.5
Adjustment for mark-to-market (gains)/losses $ (58.8)
Consolidated adjusted EBITDA (Non-GAAP) $ 845.3
Black Warrior Basin EBITDA (Non-GAAP) $ 43.5
Consolidated adjusted EBITDA excluding BWB (Non-GAAP) $ 801.8
The U.S. Securities and Exchange Commission (SEC) requires public companies to reconcile Non-GAAP financial measures to related GAAP measures. GAAP refers to generally accepted accounting principles.  After-tax Cash Flow
(ATCF) is a Non-GAAP financial measure.  Energen believes ATCF is relevant as a measure of cash available to fund its capital expenditures, dividends, debt reduction, and other investments.
Adjusted EBITDA Reconciliation to GAAP

Wolfcamp Potential by County

* Up to 12.5% of Midland Basin wells may be contingent on regulatory approval
NOTE: Unrisked, 80-acre spacing, 4,400’ laterals
Midland Basin*
Wolfcamp A Wolfcamp B Wolfcamp C
Locations Net Acres Locations Net Acres Locations Net Acres
Glasscock 347 27,727 296 23,657 291 23,271
Howard 84 6,722 84 6,722
Martin 227 18,198 227 18,188
Midland 112 8,986 104 8,341
Reagan 89 7,084 80 6,377 47 3,750
Upton 11 889 8 649
Total Midland 870 69,606 799 63,934 338 27,021
Texas Delaware Basin
Wolfcamp A Wolfcamp B Wolfcamp C
Locations Net Acres Locations Net Acres Locations Net Acres
Loving 145 11,569 145 10,913
Ward 336 26,852 336 23,747
Winkler 251 20,109 251 18,868
Total East 732 58,530 732 53,528
Reeves 695 55,597 632 46,379 580 46,379
Total TX Delaware 1,427 114,127 1,364 109,114 580 46,379
Total Permian Wolfcamp 2,297 183,733 2,163 173,048 918 73,400

Julie S. Ryland Vice President – Investor Relations 205-326-8421 jryland@energen.com www.energen.com For More Information 27